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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                JANUARY 27, 2000

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
                    ASSET-BACKED CERTIFICATES, SERIES 2000-1
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             (Exact name of Registrant as specified in its charter)

DELAWARE                         333-43091                  13-3836437
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(State or other jurisdiction     (Commission file           (I.R.S. employer
of incorporation)                number)                    identification no.)

               245 PARK AVENUE NEW YORK, NEW YORK             10167
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               (Address of principal executive offices)     (ZIP Code)

                                 (212) 272-2000
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               Registrant's telephone number, including area code

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5. Other Events.

Bear Stearns Asset Backed Securities, Inc., as depositor (the "Depositor") registered issuances of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-43091) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor caused Bear Stearns Asset Backed Securities, Inc., Asset-Backed Certificates, Series 2000-1 to issue $256,265,000 principal amount of Asset-Backed Certificates, Series 2000-1 (the "Class A Certificates"), on January 27, 2000 (the "Closing Date").

The Class A Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of January 1, 2000 (the "Cut-Off Date"), among the Depositor, EMC Mortgage Corporation, as Seller and Master Servicer, and Bankers Trust Company of California, N.A., as Trustee

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Item 7. Financial statements, Pro Forma Financial Information and Exhibits.

        (c)      Exhibits

                 Exhibit No.

                 4.1      Pooling and Servicing Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BEAR STEARNS ASSET BACKED SECURITIES, INC.

                                     By: /s/ Patricia A. Jehle
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                                         Name: Patricia A. Jehle
                                         Title: Senior Managing Director

Date:  February 10, 2000

                                  EXHIBIT INDEX

                  Exhibit Number            Description
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                       4.1                  Pooling and Servicing Agreement